FOR FURTHER INFORMATION CONTACT:

Jamie Spexarth, Chief Financial Officer

1001 Louisiana St., Suite 2900

Houston, TX 77002

Investor Relations, ir@superiorenergy.com, (713) 654-2200

SUPERIOR ENERGY SERVICES ANNOUNCES
SPECIAL DIVIDEND

Houston, February 13, 2024 – Superior Energy Services, Inc. (the “Company”) announced today that its board of directors has declared a special dividend of $12.38 per share of the Company’s Class A Common Stock. The dividend will be paid on March 12, 2024 to holders of record of the Company’s Class A Common Stock as of the close of business on February 27, 2024.

About Superior Energy Services

Superior Energy Services serves the drilling, completion and production-related needs of oil and gas companies worldwide through a diversified portfolio of specialized oilfield services and equipment that are used throughout the economic life cycle of oil and gas wells. For more information, visit: www.superiorenergy.com.

Forward-Looking Statements

This press release contains, and future oral or written statements or press releases by the Company and its management may contain, certain forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Generally, the words “expects,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks”, “will” and “estimates,” variations of such words and similar expressions identify forward-looking statements, although not all forward-looking statements contain these identifying words. All statements other than statements of historical fact regarding the Company’s financial position, financial performance, liquidity, market outlook, future capital needs, capital allocation plans, business strategies and other plans and objectives of management for future operations and activities, including without limitation the special dividend and matters related thereto, are forward-looking statements. These statements are based on certain assumptions and analyses made by the Company’s management in light of its experience and prevailing circumstances on the date such statements are made. Such forward looking statements, and the assumptions on which they are based, are inherently uncertain and speculative and are subject to a number of risks and uncertainties, including but not limited to conditions in the oil and gas industry, that could cause actual results to differ materially from such statements, and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such forward looking statements are subject to a number of assumptions concerning future events and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties, including but not limited to risks and uncertainties regarding restrictions on the Company’s ability to pursue its business strategies; the difficulty to predict the Company’s long-term liquidity requirements and the adequacy of its capital resources; restrictive covenants in the Company’s credit facility; the conditions in the oil and gas industry; U.S. and global market and economic conditions, including impacts relating to inflation, interest rates and supply chain disruptions; the effects of public health threats, pandemics and epidemics, and the adverse impact thereof on the Company’s growth, operating costs, supply chain, labor availability, logistical capabilities, customer demand and industry demand generally, margins, utilization, cash position, taxes, the price of our securities, and our ability to access capital markets; the ability of the members of Organization of Petroleum Exporting Countries to agree on and to maintain crude oil price and production controls; operating hazards or other risks, including the significant possibility of accidents resulting in personal injury or death, or property damage or other claims, events or other events for which the Company may have limited or no insurance coverage or indemnification rights; the possibility of not being fully indemnified against losses incurred due to catastrophic events; cost and availability of insurance; claims, litigation or other proceedings that require cash payments or could impair financial condition; credit risk associated with the Company’s customer base; the effect of regulatory programs and environmental matters on the Company’s operations or prospects; the impact that unfavorable or unusual weather conditions could have on the Company’s operations; the potential inability to retain key employees and skilled workers; political, legal, economic and other uncertainties (such as the war in Ukraine and conflict in Israel) associated with the Company’s international operations could materially restrict the Company’s operations or expose the Company to additional risks; potential changes in tax laws, adverse positions taken by tax authorities or tax audits impacting the Company’s operating results; changes in competitive and technological factors affecting the Company’s operations; risks associated with the uncertainty of macroeconomic and business conditions worldwide (such as capital and credit markets conditions, inflation and interest rates); risks to the Company’s operations and related infrastructure, or that of the Company’s business associates, from potential cyber-attacks; counterparty risks associated with reliance on key suppliers; challenges with estimating the Company’s potential liabilities related to its oil and natural gas property; risks associated with potential changes of Bureau of Ocean Energy Management security and bonding requirements for offshore platforms; the likelihood that the interests of the Company’s significant stockholders may conflict with the interests of the Company’s other stockholders; the risks associated with owning the Class A Common Stock for which there is no public market; the potential that the Company’s internal controls may not be adequate, weaknesses may be discovered or remediation of any identified weaknesses may not be successful and the impact these could have on the Company’s stock price; and the likelihood that the Company’s stockholders agreement may prevent certain transactions that could otherwise be beneficial to our stockholders, that could cause actual results to differ materially from those contained in the Company’s forward looking statements. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside the control of the Company, which could cause actual results to differ materially from such statements.

While the Company believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of its business.

These forward-looking statements are also affected by the risk factors, forward-looking statements and challenges and uncertainties described in the Company’s Form 10-K for the year ended December 31, 2022, Form 10-Q for the subsequent interim periods, and those set forth from time to time in the Company’s other current or periodic filings with the Securities and Exchange Commission, which are available at www.superiorenergy.com. Except as required by law, the Company expressly disclaims any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events or otherwise.